Exhibit 99.1

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

On January 18, 2012, the businesses of Jazz Pharmaceuticals, Inc. (“JPI”) and Azur Pharma Public Limited Company (“Azur”) were combined in a merger transaction (the “Azur Merger”). As part of the Azur Merger, a wholly-owned subsidiary of Azur merged with and into JPI, with JPI surviving the Azur Merger as a wholly-owned subsidiary of Jazz Pharmaceuticals Public Limited Company. Prior to the Azur Merger, Azur changed its name to Jazz Pharmaceuticals Public Limited Company. The Azur Merger was accounted for as a reverse acquisition under the acquisition method of accounting for business combinations, with JPI treated as the acquiring company in the Azur Merger for accounting purposes. All references herein to “Azur” refer to Jazz Pharmaceuticals Public Limited Company prior to the completion of the Azur Merger, and all references herein to “Jazz” or the “Company” refer to Jazz Pharmaceuticals Public Limited Company as of and following the completion of the Azur Merger. Upon the consummation of the Azur Merger, the historical financial statements of JPI became the Company’s historical financial statements. For financial statement reporting purposes, the Women’s Health Assets (as defined below), which were owned by Azur prior to the Azur Merger, were acquired by the Company in the Azur Merger.

On June 12, 2012, the Company completed the acquisition of EUSA Pharma Inc. (“EUSA”) in connection with which an indirect wholly-owned subsidiary of the Company merged with and into EUSA, with EUSA continuing as the surviving corporation and as an indirect wholly-owned subsidiary of the Company (the “EUSA Acquisition” and together with the Azur Merger, the “Mergers”).

On October 15, 2012, Jazz completed the sale of certain assets relating to its women’s health business, which includes six products (the “Women’s Health Assets”), to Meda Pharmaceuticals Inc. and Meda Pharma, Sàrl (collectively, “Meda”) for cash consideration of $97.6 million, including $2.6 million for certain inventory transferred to Meda as of the closing of the sale of the Women’s Health Assets. The products included in the Women’s Health Assets sold to Meda were Elestrin® (estradiol gel), Gastrocrom® (cromolyn sodium, USP), Natelle® One (prenatal vitamin), AVC™ Cream (sulfanilamide), Gesticare® DHA (prenatal multi-vitamin) and Urelle® (urinary antiseptic).

The consolidated balance sheet of the Company as of December 31, 2012, as included in its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Jazz 10-K”), reflects the Mergers. As a consequence, an unaudited pro forma condensed combined balance sheet of the Company is not included herein. The results of the Women’s Health Assets are reflected in income from discontinued operations in the Company’s consolidated statement of income for the year ended December 31, 2012, as included in the Jazz 10-K, and accordingly are not separately presented herein.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 is presented as if the Mergers were consummated on January 1, 2012. The unaudited pro forma condensed combined statement of operations presented herein is based on the historical financial statements of Jazz, Azur and EUSA after giving effect to the Mergers (using the acquisition method of accounting) by applying the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 combines the Company’s consolidated statement of income for the year ended December 31, 2012 with Azur’s unaudited consolidated statement of operations from January 1, 2012 through the effective time of the Azur Merger on January 18, 2012, and EUSA’s unaudited consolidated statement of operations from January 1, 2012 through the effective time of the EUSA Acquisition on June 12, 2012. Operations of the acquired Azur and EUSA businesses are reflected in the consolidated statement of income of the Company after January 18, 2012 and June 12, 2012, respectively.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 should be read in conjunction with the historical audited consolidated financial statements of Jazz for the year ended December 31, 2012 included in the Jazz 10-K.

Certain information and notes normally included in consolidated statement of operations prepared in accordance with accounting principles generally accepted in the United States have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission governing pro forma financial information. The unaudited pro forma condensed combined statement of operations does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses, including future integration costs, that may be associated with the Mergers. The unaudited pro forma condensed combined statement of operations is provided for illustrative purposes only, in accordance with the adjustments and estimates set forth below, and does not purport to represent the results of operations that actually would have been realized had JPI, Azur and EUSA been a combined company during the year ended December 31, 2012 and the Mergers had occurred on January 1,

2012, nor is it necessarily indicative of the Company’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma condensed combined statement of operations reflect estimates and assumptions that the Company’s management believes to be reasonable.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2012

(in thousands, except per share amounts)

	Historical Jazz	Historical Azur from January 1, 2012 to January 18, 2012	Historical EUSA from January 1, 2012 to June 12, 2012	Pro Forma Adjustments for the Mergers		Pro Forma Combined
Revenues:
Product sales, net	$580,527	$881	$82,832	$(1,283)	a	$662,957
Royalties and contract revenues	5,452	—	—	(159)	b	6,052
				759	a

Total revenue	585,979	881	82,832	(683)		669,009
Operating expenses:
Cost of product sales (excluding amortization of acquired developed technologies)	78,425	446	28,359	(16,794)	c	90,436
Selling, general and administrative	223,882	16,809	49,852	4,090	a	228,123
				(9,677)	d
				(32,975)	e
				(23,858)	f
Research and development	20,477	161	12,208	(4,445)	a	28,401
Intangible asset amortization	65,351	558	5,011	(169)	a	87,579
				(5,400)	g
				(2,486)	h
				24,714	i

Total operating expenses	388,135	17,974	95,430	(67,000)		434,539

Income (loss) from operations	197,844	(17,093)	(12,598)	66,317		234,470
Interest expense, net	(16,869)	(13)	(13,342)	13,421	j	(29,563)
				(12,760)	k
Foreign currency gain (loss)	(3,620)	—	2,562	—		(1,058)
Increase in value of warrant liability	—	—	258	(258)	l	—

Income (loss) from continuing operations before income tax provision (benefit)	177,355	(17,106)	(23,120)	66,720		203,849
Income tax provision (benefit)	(83,794)	15	3,369	(2,037)	m	(82,447)

Income (loss) from continuing operations	$261,149	$(17,121)	$(26,489)	$68,757		$286,296

Income (loss) from continuing operations per share:
Basic	$4.61					$5.00

Diluted	$4.34					$4.71

Weighted-average ordinary shares used in per share computations:
Basic	56,643					57,217

Diluted	60,195					60,769

See accompanying notes to the unaudited pro forma condensed combined statement of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED STATEMENT OF OPERATIONS

1. Basis of Presentation

On January 18, 2012, the businesses of Jazz Pharmaceuticals, Inc. (“JPI”) and Azur Pharma Public Limited Company (“Azur”) were combined in a merger transaction (the “Azur Merger”). As part of the Azur Merger, a wholly-owned subsidiary of Azur merged with and into JPI, with JPI surviving the Azur Merger as a wholly-owned subsidiary of Jazz Pharmaceuticals Public Limited Company. Prior to the Azur Merger, Azur changed its name to Jazz Pharmaceuticals Public Limited Company. The Azur Merger was accounted for as a reverse acquisition under the acquisition method of accounting for business combinations, with JPI treated as the acquiring company in the Azur Merger for accounting purposes. All references herein to “Azur” refer to Jazz Pharmaceuticals Public Limited Company prior to the completion of the Azur Merger, and all references herein to “Jazz” or the “Company” refer to Jazz Pharmaceuticals Public Limited Company as of and following the completion of the Azur Merger. Upon the consummation of the Azur Merger, the historical financial statements of JPI became the Company’s historical financial statements. For financial statement reporting purposes, the Women’s Health Assets (as defined below), which were owned by Azur prior to the Azur Merger, were acquired by the Company in the Azur Merger.

On June 12, 2012, the Company completed the acquisition of EUSA Pharma Inc. (“EUSA”) in connection with which an indirect wholly-owned subsidiary of the Company merged with and into EUSA, with EUSA continuing as the surviving corporation and as an indirect wholly-owned subsidiary of the Company (the “EUSA Acquisition” and together with the Azur Merger, the “Mergers”).

On October 15, 2012, Jazz completed the sale of certain assets relating to its women’s health business, which includes six products (the “Women’s Health Assets”), to Meda Pharmaceuticals Inc. and Meda Pharma, Sàrl (collectively, “Meda”) for cash consideration of $97.6 million, including $2.6 million for certain inventory transferred to Meda as of the closing of the sale of the Women’s Health Assets. The products included in the Women’s Health Assets sold to Meda were Elestrin® (estradiol gel), Gastrocrom® (cromolyn sodium, USP), Natelle® One (prenatal vitamin), AVC™ Cream (sulfanilamide), Gesticare® DHA (prenatal multi-vitamin) and Urelle® (urinary antiseptic).

The consolidated balance sheet of the Company as of December 31, 2012, as included in its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Jazz 10-K”), reflects the Mergers. As a consequence, an unaudited pro forma condensed combined balance sheet of the Company is not included herein. The results of the Women’s Health Assets are reflected in income from discontinued operations in the Company’s consolidated statement of income for the year ended December 31, 2012, as included in the Jazz 10-K, and accordingly are not separately presented herein.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 is presented as if the Mergers were consummated on January 1, 2012. The unaudited pro forma condensed combined statement of operations presented herein is based on the historical financial statements of Jazz, Azur and EUSA after giving effect to the Mergers (using the acquisition method of accounting) by applying the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 combines the Company’s consolidated statement of income for the year ended December 31, 2012 with Azur’s unaudited consolidated statement of operations from January 1, 2012 through the effective time of the Azur Merger on January 18, 2012, and EUSA’s unaudited consolidated statement of operations from January 1, 2012 through the effective time of the EUSA Acquisition on June 12, 2012. Operations of the acquired Azur and EUSA businesses are reflected in the consolidated statement of income of the Company after January 18, 2012 and June 12, 2012, respectively.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 should be read in conjunction with the historical audited consolidated financial statements of Jazz for the year ended December 31, 2012 included in the Jazz 10-K.

The Mergers

Under the acquisition method of accounting, the assets and liabilities of Azur and EUSA were recorded at their respective fair values and added to those of JPI including an amount for goodwill representing the difference between the acquisition consideration and the fair value of the identifiable net assets. For additional information regarding the Azur Merger and the EUSA Acquisition, see (i) the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on February 28, 2012 and the Current Report on Form 8-K/A filed by the Company with the SEC on August 10, 2012, respectively, and (ii) note 3 (Business Combinations) of the notes to the historical audited consolidated financial statements of Jazz for the year ended December 31, 2012 included in the Jazz 10-K.

2. Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the impact on the statement of operations as if each of the Mergers had been consummated on January 1, 2012. The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations are as follows:

a.	To adjust EUSA’s balances to conform to Jazz’s presentation.

b.	To reverse deferred revenue recognized after the deemed completion date for the Mergers of January 1, 2012.

c.	To remove the amount of fair value inventory step-up expense recognized in the Jazz historical statement of operations for the year ended December 31, 2012 related to the Mergers since it does not have continuing impact on the operations of the combined business.

d.	To remove the amount of bonus and payroll taxes directly resulting from the EUSA Acquisition since it does not have continuing impact on the operations of the combined business.

e.	To eliminate transaction costs directly related to the Mergers recorded in the statement of operations for the year ended December 31, 2012.

f.	To remove stock compensation expense associated with the acceleration of Azur and EUSA stock options in connection with the Mergers since it does not have continuing impact on the operations of the combined business.

g.	To eliminate the historical intangible asset amortization expense of Azur and EUSA for the period January 1, 2012 until the dates of the Mergers, respectively.

h.	To remove post-acquisition amortization expense of identifiable intangible assets related to the Mergers.

i.	To record amortization expense for identifiable intangible assets as if the Mergers had occurred on January 1, 2012.

j.	To eliminate historical interest expense associated with EUSA’s debt for the period January 1, 2012 until the date of the EUSA Merger.

k.	To record interest expense associated with new debt borrowings by Jazz as if the EUSA Acquisition had occurred on January 1, 2012.

Jazz incurred new debt in June 2012 to partially fund the EUSA Acquisition which is comprised of a six-year term loan facility of $475.0 million. Borrowings under the term loan bear interest, at Jazz’s option, at a rate equal to either the LIBOR rate, plus an applicable margin of 4.25% per annum (subject to a 1.0% LIBOR floor), or the prime lending rate, plus an applicable margin equal to 3.25% per annum (subject to a 2.0% prime rate floor). The effective interest rate at the issuance date was 6.7%. Currently LIBOR rates are below the floor of 1% and therefore an increase in interest rates would only impact Jazz’s net interest expense to the extent it exceeds the floor of 1%. Based on variable rate debt levels of $463.1 million as of December 31, 2012, a 1/8 of a percent (0.125%) change in interest rates, above the LIBOR floor, would impact Jazz’s annual pro forma interest expense by $0.6 million.

l.	To eliminate the fair value adjustment related to liability classified share-based instruments.

m.	To adjust the income tax provision (benefit) as if the Mergers had occurred on January 1, 2012.

3. Non-recurring Transaction Costs

Jazz, EUSA and Azur have incurred certain non-recurring transaction expenses. Non-recurring transaction expenses incurred were $33.0 million during the year ended December 31, 2012, and are reflected as an adjustment to reduce selling, general and administrative expenses in the pro forma condensed combined statement of operations as they are non-recurring and directly attributable to the Mergers.

4. Weighted-Average Ordinary Shares

The weighted-average ordinary shares used in per share computations were adjusted to reflect the issuance of shares in the Azur Merger as if the Azur Merger had occurred on January 1, 2012.